                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                        Date of Report (Date of Earliest
                        Event Reported):  June 13, 1996




                        CHECKERS DRIVE-IN RESTAURANTS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




         Delaware                       0-19649               58-1654960
- ----------------------------          ------------       -------------------
(State or other jurisdiction          (Commission           (IRS Employer
     of incorporation)                File Number)       Identification No.)





    600 Cleveland Street, 8th Floor
          Clearwater, Florida                                         34615
 ---------------------------------------                           ----------
 (Address of principal executive offices)                          (Zip Code)




Registrant's telephone number, including area code:              813-441-3500



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                       This Instrument contains 7 pages.

                      The Exhibit Index appears on Page 5.





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ITEM 5.  OTHER EVENTS.

         On June 13, 1996, Checkers Drive-In Restaurants, Inc. ("Checkers" or the "Registrant") was notified of the existence of a default judgment entered against it in the U. S. District Court for the Northern District of Illinois, Eastern Division, in a proceeding entitled Ihor Kleban v. Checkers Drive-In Restaurants, Inc., Meridian Restaurant Group, Inc., Burling Bank, S.Y.S. Restaurant Management Inc., International Double Drive-Thru, Inc., Andrew Sun, John Young, Thomas J. Singer, John D. Terzakis, individually and d/b/a Midwest Properties, Willowbrook Restaurant Corporation, Illinois Petroleum Co., Restaurant Development Corporation, James W. Thompson, Jr., Joseph P. Tedesco, Jr., John A. Garrity III, Esq., and Greenscape Landscaping, Inc., Case number 95 C 2920. The case involves a dispute between a Checkers franchisee and one of its investors. The complaint filed in the case alleges common law fraud, negligent misrepresentation and violation of various state and federal securities laws by the franchisee in connection with the sale of interests in the partnership, as well as conversion of partnership funds by the franchisee. It alleges that Checkers knew about, supported or helped the franchisee engage in its alleged illegal schemes, and also alleges violation of the Racketeer Influenced and Corrupt Organizations Act ("RICO") by Checkers and the other defendants.

         Checkers was served with a copy of the complaint in the case on February 7, 1996. Checkers believed that the suit against Checkers was baseless and without merit, and it promptly instructed its counsel in Chicago, which was already working on other matters relating to the bankruptcy of the franchisee in question, to defend the suit. Due to miscommunications between Checkers and such counsel, no answer to the complaint was filed, and the court entered a default judgment against Checkers in the amount of $4.1 million dollars on June 7, 1996.

         On June 21, 1996, Checkers filed a motion in the U.S. District Court for the Northern District of Illinois, Eastern Division, to vacate and set aside the default judgment. The motion was heard by the court on June 28, 1996, and the court found in Checkers' favor and vacated the default judgment. Checkers continues to believe that the suit against it is baseless and without merit and it intends to vigorously defend the suit.

         Checkers was notified on June 25, 1996, that writs of garnishment had been issued by the U. S. District Court for the Southern District of Florida based upon the default judgment and that the writs had been served upon banks in which Checkers maintains significant depository accounts. Later that same day, Checkers obtained a temporary restraining order from the U.S. District Court for the Northern District of Illinois, Eastern Division, enjoining any attempted enforcement of the default judgment by the plaintiff until after the court ruled on Checkers' motion to vacate the default judgment. On June 26, 1996, Checkers obtained an order from the U. S. District Court for the Southern District of Florida quashing the writs of garnishment. As stated above, on June 28, 1996, the default judgment against Checkers was vacated by the U.S. District Court for the Northern District of Illinois, Eastern Division.





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


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)     Financial Statements of Businesses Acquired.

                 None.

         (b)     Pro Forma Financial Information.

                 None.

         (c)     Exhibits.

             Exhibit
             Number                             Exhibit Description
             ------                             -------------------
              99.1         Press Release of the Registrant dated June 26, 1996.
              99.2         Press Release of the Registrant dated July 1, 1996.





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

                                   SIGNATURE


                 Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    CHECKERS DRIVE-IN RESTAURANTS, INC.



                                    By:      /s/ Albert J. DiMarco
                                        --------------------------------------
                                          Albert J. DiMarco
                                          President and Chief Executive Officer

Dated:  July 2, 1996





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

                                EXHIBIT INDEX

                                                                               Pagination By
Exhibit                                                                         Sequential
 Number                    Exhibit Description                               Numbering System
 ------                    -------------------                               -----------------
  99.1      Press Release of the Registrant dated June 26, 1996.                    6
  99.2      Press Release of the Registrant dated July 1, 1996.                     7





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